SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                         ---------------


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        December 30, 1997


                     REYNOLDS METALS COMPANY
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     (Exact name of registrant as specified in its charter)




   Delaware                  1-1430                 54-0355135
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(State of Incorporation)  (Commission             (IRS Employer
                          File Number)        Identification Number)




                     6601 West Broad Street
                         P.O. Box 27003
                  Richmond, Virginia 23261-7003
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            (Address of Principal Executive Offices,
                       including zip code)


                         (804) 281-2000
                         --------------
      (Registrant's Telephone Number, including area code)

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Item 5.   Other Events.

     The Registrant announced on December 30, 1997 that it has been advised by Alcoa that Alcoa does not intend to proceed with the proposed purchase of the Registrant's Alloys complex in Alabama. Alcoa's decision resulted from the Department of Justice's suit filed on December 29, 1997 in federal court to block the proposed transaction. The Registrant's management indicated that it will continue to review its options regarding the Alloys complex.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REYNOLDS METALS COMPANY



                                   By:  D. Michael Jones
                                        -----------------------
                                        D. Michael Jones
                                        Senior Vice President and
                                          General Counsel

Dated:  December 30, 1997